                                                                 Exhibit (a)(17)

                               AMENDMENT NO. 16
                                    TO THE
                             DECLARATION OF TRUST
                                      OF
                              GOLDMAN SACHS TRUST



     This AMENDMENT NO. 16 dated the 30/th/ day of January, 2001 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

          WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

          WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

          WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

     The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 59 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund, Goldman Sachs Global Technology Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial

     Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:     Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                    Global Income Fund, Goldman Sachs Government Income Fund,
                    Goldman Sachs Municipal Income Fund, Goldman Sachs High
                    Yield Fund, Goldman Sachs Short Duration Government Fund,
                    Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs
                    Core Fixed Income Fund, Goldman Sachs High Yield Municipal
                    Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs
                    Balanced Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman
                    Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
                    International Equity Fund, Goldman Sachs CORE Large Cap
                    Growth Fund, Goldman Sachs Growth and Income Fund, Goldman
                    Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund,
                    Goldman Sachs Small Cap Value Fund, Goldman Sachs
                    International Equity Fund, Goldman Sachs Emerging Markets
                    Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs
                    Real Estate Securities Fund, Goldman Sachs International
                    Growth Opportunities Fund, Goldman Sachs Japanese Equity
                    Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE
                    Large Cap Value Fund, Goldman Sachs Strategic Growth Fund,
                    Goldman Sachs Growth Opportunities Fund, Goldman Sachs
                    Internet Tollkeeper Fund, Goldman Sachs Large Cap Value
                    Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman
                    Sachs Research Select Fund, Goldman Sachs Global Consumer
                    Growth Fund, Goldman Sachs Global Financial Services Fund,
                    Goldman Sachs Global Health Sciences Fund, Goldman Sachs
                    Global Infrastructure and Resources Fund, Goldman Sachs
                    Global Technology Fund, Goldman Sachs Growth Strategy
                    Portfolio, Goldman Sachs Aggressive Growth Strategy
                    Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                    Goldman Sachs Growth and Income Strategy Portfolio, Goldman
                    Sachs Conservative Strategy Portfolio.

Class B Shares      Goldman Sachs Global Income Fund, Goldman Sachs Government
                    Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                    Sachs High Yield Fund, Goldman Sachs Short Duration
                    Government Fund, Goldman Sachs Short Duration Tax-Free Fund,
                    Goldman Sachs Core Fixed Income Fund, Goldman Sachs High
                    Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman
                    Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap
                    Equity Fund, Goldman Sachs CORE International Equity Fund,
                    Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs
                    Growth and Income Fund, Goldman Sachs Mid Cap Value Fund,
                    Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap
                    Value Fund, Goldman Sachs International Equity Fund, Goldman
                    Sachs Emerging Markets Equity Fund, Goldman Sachs Asia
                    Growth Fund, Goldman Sachs International Growth
                    Opportunities Fund, Goldman Sachs Japanese Equity Fund,
                    Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs
                    Growth Opportunities Fund, Goldman Sachs Strategic Growth
                    Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs
                    Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity
                    Fund, Goldman Sachs Research Select Fund, Goldman Sachs
                    Global Consumer Growth Fund, Goldman Sachs Global Financial
                    Services Fund, Goldman Sachs Global Health Sciences Fund,
                    Goldman Sachs Global Infrastructure and Resources Fund,
                    Goldman Sachs Global Technology Fund, Institutional Liquid
                    Assets Prime Obligations Portfolio, Goldman Sachs Real
                    Estate Securities Fund, Goldman Sachs European Equity Fund,
                    Goldman Sachs Growth Strategy Portfolio, Goldman Sachs
                    Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced
                    Strategy Portfolio, Goldman Sachs Growth and Income Strategy
                    Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Class C Shares      Goldman Sachs Global Income Fund, Goldman Sachs Government
                    Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                    Sachs High Yield Fund, Goldman

                         Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Japanese Equity Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund, Goldman Sachs Global Technology Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Institutional Shares:    Goldman Sachs Adjustable Rate Government Fund, Goldman
                         Sachs Short Duration Government Fund, Goldman Sachs
                         Short Duration Tax-Free Fund, Goldman Sachs Government
                         Income Fund, Goldman Sachs Municipal Income Fund,
                         Goldman Sachs Core Fixed Income Fund, Goldman Sachs
                         High Yield Municipal Fund, Goldman Sachs Global Income
                         Fund, Goldman Sachs High Yield Fund, Goldman Sachs
                         Enhanced Income Fund, Goldman Sachs Balanced Fund,
                         Goldman Sachs Small Cap Value Fund, Goldman Sachs
                         Capital Growth Fund, Goldman Sachs CORE Large Cap
                         Growth Fund, Goldman Sachs CORE U.S. Equity Fund,
                         Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs
                         CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund,
                         Goldman Sachs International Equity Fund, Goldman Sachs
                         Emerging Markets Equity Fund, Goldman Sachs Asia Growth
                         Fund, Goldman Sachs International Growth Opportunities
                         Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs
                         Real Estate Securities Fund, Goldman Sachs European
                         Equity Fund, Goldman Sachs CORE Large Cap Value Fund,
                         Goldman Sachs Growth Opportunities Fund, Goldman Sachs
                         Strategic Growth Fund, Goldman Sachs Internet
                         Tollkeeper Fund, Goldman Sachs Large Cap Value Fund,
                         Goldman Sachs CORE Tax-Managed Equity Fund, Goldman
                         Sachs Research Select Fund, Goldman Sachs Global
                         Consumer Growth Fund, Goldman Sachs Global Financial
                         Services Fund, Goldman Sachs Global Health Sciences
                         Fund, Goldman Sachs Global Infrastructure and Resources
                         Fund, Goldman Sachs Global Technology Fund, Goldman
                         Sachs-Financial Square Prime Obligations Fund, Goldman
                         Sachs-Financial Square Government Fund, Goldman Sachs-
                         Financial Square Treasury Obligations Fund, Goldman
                         Sachs-Financial Square Money Market Fund, Goldman
                         Sachs-Financial Square Premium Money Market Fund,
                         Goldman Sachs-Financial Square Municipal Money Market
                         Fund, Goldman Sachs-Financial Square Tax-Free Money
                         Market Fund, Goldman Sachs-Financial Square Federal
                         Fund, Goldman Sachs-Financial Square Treasury
                         Instruments Fund, Institutional Liquid Assets-Prime
                         Obligations Portfolio, Institutional Liquid Assets-
                         Government Portfolio, Institutional Liquid Assets-
                         Treasury Obligations Portfolio, Institutional Liquid
                         Assets-Money Market Portfolio, Institutional Liquid
                         Assets-Federal Portfolio, Institutional Liquid Assets-
                         Treasury Instruments Portfolio, Institutional Liquid
                         Assets-Tax-Exempt Diversified Portfolio, Institutional
                         Liquid Assets-Tax-Exempt New York Portfolio,
                         Institutional Liquid Assets-Tax-Exempt California
                         Portfolio, Goldman Sachs Growth Strategy Portfolio,
                         Goldman Sachs Aggressive Growth Strategy Portfolio,
                         Goldman Sachs Balanced Strategy Portfolio, Goldman
                         Sachs Growth and Income Strategy Portfolio, Goldman
                         Sachs Conservative Strategy Portfolio.

Service Shares:          Goldman Sachs Adjustable Rate Government Fund, Goldman
                         Sachs Short Duration

                         Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund, Goldman Sachs Global Technology Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets- Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Administration Shares:   Goldman Sachs-Financial Square Prime Obligations Fund,
                         Goldman Sachs-Financial Square Government Fund, Goldman
                         Sachs-Financial Square Treasury Obligations Fund,
                         Goldman Sachs-Financial Square Money Market Fund,
                         Goldman Sachs-Financial Square Tax-Free Money Market
                         Fund, Goldman Sachs-Financial Square Federal Fund,
                         Goldman Sachs-Financial Square Treasury Instruments
                         Fund, Institutional Liquid Assets-Prime Obligations
                         Portfolio, Institutional Liquid Assets-Government
                         Portfolio, Institutional Liquid Assets-Treasury
                         Obligations Portfolio, Institutional Liquid Assets-
                         Money Market Portfolio, Institutional Liquid Assets-
                         Federal Portfolio, Institutional Liquid Assets-Treasury
                         Instruments Portfolio, Institutional Liquid Assets-Tax-
                         Exempt Diversified Portfolio, Institutional Liquid
                         Assets-Tax- Exempt New York Portfolio and Institutional
                         Liquid Assets-Tax-Exempt California Portfolio, Goldman
                         Sachs Enhanced Income Fund.

Preferred
Administration Shares:   Goldman Sachs-Financial Square Prime Obligations Fund,
                         Goldman Sachs-Financial Square Government Fund, Goldman
                         Sachs-Financial Square Treasury Obligations Fund,
                         Goldman Sachs-Financial Square Money Market Fund,
                         Goldman Sachs-Financial Square Tax-Free Money Market
                         Fund, Goldman Sachs-Financial Square Federal Fund and
                         Goldman Sachs-Financial Square Treasury Instruments
                         Fund.

Cash Management
Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-

                         Treasury Obligations Portfolio, Institutional Liquid Assets-Federal Portfolio.


Select Shares:           Goldman Sachs-Financial Square Prime Obligations Fund,
                         Goldman Sachs-Financial Square Government Fund, Goldman
                         Sachs-Financial Square Treasury Obligations Fund,
                         Goldman Sachs-Financial Square Money Market Fund,
                         Goldman Sachs-Financial Square Tax-Free Money Market
                         Fund, Goldman Sachs-Financial Square Federal Fund and
                         Goldman Sachs-Financial Square Treasury Instruments
                         Fund.


All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.



                              /s/ Ashok N. Bakhru
                              ----------------------------------
                              Ashok N. Bakhru,
                              as Trustee and not individually,


                              /s/ David B. Ford
                              ----------------------------------
                              David B. Ford,
                              as Trustee and not individually,


                              /s/ Douglas Grip
                              ----------------------------------
                              Douglas Grip,
                              as Trustee and not individually,


                              /s/ Patrick T. Harker
                              ----------------------------------
                              Patrick T. Harker
                              as Trustee and not individually,



                              /s/ John P. McNulty
                              ----------------------------------
                              John P. McNulty,
                              as Trustee and not individually,

                              /s/ Mary P. McPherson
                              ----------------------------------
                              Mary P. McPherson
                              as Trustee and not individually,


                              /s/ Alan A. Shuck
                              ----------------------------------
                              Alan A. Shuch
                              as Trustee and not individually,


                              /s/ William H. Springer
                              ----------------------------------
                              William H. Springer
                              as Trustee and not individually,


                              /s/ Richard P. Strubel
                              ----------------------------------
                              Richard P. Strubel
                              as Trustee and not individually,